UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

West Pharmaceutical Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

WEST PHARMACEUTICAL SERVICES, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on April 24, 2023 for shares held directly and by 11:59 P.M. Eastern Time on April 22, 2023 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/WST2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on April 24, 2023 for shares held directly and by 11:59 P.M. Eastern Time on April 22, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D97024-P86975 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WEST PHARMACEUTICAL SERVICES, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors;

Nominees:

		For	Against	Abstain
1a.	Mark A. Buthman	☐	☐	☐
1b.	William F. Feehery	☐	☐	☐
1c.	Robert F. Friel	☐	☐	☐
1d.	Eric M. Green	☐	☐	☐
1e.	Thomas W. Hofmann	☐	☐	☐
1f.	Molly E. Joseph	☐	☐	☐
1g.	Deborah L. V. Keller	☐	☐	☐
1h.	Myla P. Lai-Goldman	☐	☐	☐
1i.	Stephen H. Lockhart	☐	☐	☐
1j.	Douglas A. Michels	☐	☐	☐
1k.	Paolo Pucci	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

		For	Against	Abstain
2.	Advisory vote to approve named executive officer compensation;	☐	☐	☐
3.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023;	☐	☐	☐

The Board of Directors recommends you vote For EVERY ONE YEAR proposal 4.

		Every One Year	Every Two Years	Every Three Years	Abstain
4.	Advisory vote on the frequency of an advisory vote on executive compensation; and	☐	☐	☐	☐

The Board of Directors recommends you vote AGAINST proposal 5.

		For	Against	Abstain
5.	Shareholder proposal regarding Fair Elections.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

D97025-P86975 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. WEST PHARMACEUTICAL SERVICES, INC. www.virtualshareholdermeeting.com/WST2023 This proxy is solicited by the Board of Directors The undersigned hereby appoints Kimberly B. MacKay and Ryan M. Metz as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of West Pharmaceutical Services, Inc., held of record by the undersigned on March 3, 2023, at the Annual Meeting of Shareholders to be held on April 25, 2023 or any postponement or adjournment thereof. The Annual Meeting of Shareholders will be held at 9:30 AM EDT, on April 25, 2023 virtually at www.virtualshareholdermeeting.com/WST2023. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 3 and for EVERY ONE YEAR for Proposal 4 and AGAINST Proposal 5. Continued and to be signed on reverse side